Registration No. 2-94935
                                                                     Rule 497(e)
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CORTLAND
TRUST, INC.
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SUPPLEMENT DATED OCTOBER 12, 1995 TO PROSPECTUS
DATED AUGUST 1, 1995 OF CORTLAND TRUST, INC.


Cortland's Manager and Investment Advisor, Reich & Tang Asset Management L.P., is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

The merger of The New England into MetLife will constitute an "assignment" of the existing Management/Investment Advisory Agreements relating to Cortland's Funds. Under the Investment Company Act of 1940, such an "assignment" will result in the automatic termination of the Management/Investment Advisory Agreements effective at the time of the merger. Prior to the merger, shareholders of the Funds will be asked to approve the new Management/Investment Advisory Agreements intended to take effect at the time of the merger. The new agreements will be substantially identical to the existing agreements. A proxy statement describing the new agreements will be sent to shareholders of the Funds prior to their being asked to vote on the new agreements.